Exhibit 4.37

CLIFFORD CHANCE LLP

EXECUTION COPY

ANCILLARY AGREEMENT

DATED 17 SEPTEMBER 2012

BETWEEN

CEMEX, S.A.B. DE C.V.

AND

THE OBLIGORS

AND

THE EXTINGUISHING CREDITORS

AND

CITIBANK INTERNATIONAL PLC

ACTING FOR ITSELF AND AS ADMINISTRATIVE AGENT ON BEHALF OF THE

FINANCE PARTIES

AND

CITIBANK INTERNATIONAL PLC

AS EXCHANGE AGENT

RELATING TO THE FINANCING AGREEMENT

DATED 14 AUGUST 2009 (AS AMENDED ON

1 DECEMBER 2009, 18 MARCH 2010, 25 OCTOBER 2010,

13 APRIL 2011 AND 17 SEPTEMBER 2012)

- i -

THIS AGREEMENT is dated 17 September 2012 and made between:

(1)	CEMEX, S.A.B. de C.V. (the “Parent”);

(2)	THE SUBSIDIARIES of the Parent listed in Schedule 1 (The Obligors) as borrowers, issuers, guarantors and/or security providers (together with the Parent, the “Obligors”);

(3)	THE ENTITIES named on the signing pages as extinguishing creditors (the “Original Extinguishing Creditors”);

(4)	CITIBANK INTERNATIONAL PLC, as administrative agent on behalf of the Finance Parties under the Financing Agreement (the “Administrative Agent”); and

(5)	CITIBANK INTERNATIONAL PLC, for itself and as exchange agent (the “Exchange Agent”).

WHEREAS

(A)	The parties have entered into the Amendment and Restatement Agreement and the Transaction Security (as defined in the Financing Agreement prior to its amendment pursuant to the Amendment and Restatement Agreement) has been, or will be, released with effect from the Restatement Effective Time (as defined in the Amendment and Restatement Agreement).

(B)	The Extinguishing Creditors have agreed to unilaterally release and extinguish all of their claims and discharge all liabilities owed to them by any of the Obligors under the Financing Agreement and the Finance Documents with respect to their Extinguished Exposures which will have the effect of extinguishing all rights and obligations of such Extinguishing Creditors in relation to the Obligors with respect to their Extinguished Exposures in full. Upon such release, discharge and extinguishment becoming effective each Extinguishing Creditor will cease to be a Participating Creditor under the Financing Agreement with respect to its Extinguished Exposures.

(C)	Upon the occurrence of the events referred to in paragraph (B) above, the Obligors agree and acknowledge that the Extinguishing Creditors will no longer be Participating Creditors for the purpose of the Financing Agreement with respect to their Extinguished Exposures and that the remaining Participating Creditors under the Financing Agreement will be as listed in the Exposures Schedule.

IT IS AGREED as follows:

1.	DEFINITIONS AND INTERPRETATION

1.1	Definitions

In this Agreement:

“Acceptance Notices” has the meaning given to that term in the Invitation Memorandum.

“Additional Extinguishing Creditors” means any Participating Creditor that becomes a Creditor under (and as defined in) the New Facilities Agreement in accordance with Clause 25.11 (Acceding Creditors) of the New Facilities Agreement.

“Affidavit of Loss” means an affidavit of loss in favour of an Obligor (or the Parent on its behalf) from a New HY Note Recipient in relation to that New HY Note Recipient’s loss of the relevant pagaré, promissory note or Existing USPP Note issued pursuant to the Financing Agreement or the Existing USPP Note Agreement, as the case may be, substantially in the form set out in Schedule 3 (Affidavit of Loss).

“Amendment and Restatement Agreement” means the amendment and restatement agreement dated the same date as this Agreement amending and restating the Financing Agreement.

“Derivatives Unwind Promissory Notes” has the meaning given to that term in the New Facilities Agreement.

“Effective Date” has the meaning given to it in the Amendment and Restatement Agreement.

“Effective Time” means the time at which a deemed utilisation of a Facility (each as defined in the New Facilities Agreement) pursuant to Clause 3.4 (Deemed Utilisation) of the New Facilities Agreement occurs.

“Exchange Offer” has the meaning given to that term in the Invitation Memorandum.

“Existing Derivatives Unwind Promissory Note” has the meaning given to that term in the New Facilities Agreement.

“Extinguished Exposures” means the Exposures in respect of which Extinguishing Creditors have delivered Acceptance Notices accepting the Exchange Offer.

“Extinguishing Creditors” means each Original Extinguishing Creditor and each Additional Extinguishing Creditor.

“Exposures” has the meaning given to that term in the Financing Agreement.

“Exposures Schedule” means the schedule delivered to each Creditor’s Representative in accordance with Clause 4 (Notification) of this Agreement in the form set out in Schedule 2 (The Remaining Participating Creditors) as updated from time to time to reflect the Extinguished Exposures of any Additional Extinguishing Creditors.

“Financing Agreement” means the financing agreement dated 14 August 2009 and made between (amongst others) (1) CEMEX, S.A.B. de C.V.; (2) the financial institutions and noteholders named therein in their capacity as Participating Creditors; (3) Citibank International plc, acting as Administrative Agent; and (4) Wilmington Trust (London) Limited, acting as Security Agent, as amended on 1 December 2009, 18 March 2010, 25 October 2010 and 13 April 2011 and as amended by the Amendment and Restatement Agreement.

“Invitation Memorandum” means the invitation memorandum to Participating Creditors to participate in the Exchange Offer and/or consent request dated 5 July 2012, as such document may be amended or supplemented in accordance with its terms.

“New Facilities Agreement” means the facilities agreement dated on or about the date of this Agreement and made between (amongst others) (1) the Parent; (2) the financial institutions and noteholders named therein in their capacity as Original Creditors (as defined therein); (3) Citibank International plc, acting as agent; and (4) Wilmington Trust (London) Limited, acting as security agent.

“New HY Note” has the meaning given to that term in the Invitation Memorandum.

“New HY Note Recipient” means an Extinguishing Creditor that has duly submitted an Acceptance Notice accepting the Exchange Offer and subscribing for New HY Notes (in relation to which such Extinguishing Creditor has not been informed by the Exchange Agent that such Acceptance Notice has not been accepted) and which has received or is, subject to Clause 6 (Return of Promissory Notes, Enforcement and Indemnification with respect to Extinguishing Creditors Receiving New HY Notes), entitled to receive through the facilities of the Depository Trust Company, a New HY Note.

“New USPP Note Agreement” has the meaning given to the term “USPP Note Agreement” in the New Facilities Agreement.

1.2	Incorporation of defined terms

(a)	Unless a contrary indication appears, a term defined in the Financing Agreement has the same meaning in this Agreement.

(b)	The principles of construction set out in the Financing Agreement shall have effect as if set out in this Agreement.

1.3	Clauses

In this Agreement, any reference to a “Clause” or a “Schedule” is, unless the context otherwise requires, a reference to a Clause in or a Schedule to this Agreement.

1.4	Third party rights

Except as otherwise expressly provided in this Agreement, a person who is not a party to this Agreement has no right under the Contracts (Rights of Third Parties) Act 1999 to enforce or to enjoy the benefit of any term of this Agreement.

2.	REPRESENTATIONS

Each Obligor makes the representations and warranties set out in this Clause 2 to each party to this Agreement.

2.1	Status

(a)	It is a corporation or limited liability company, duly organised and validly existing under the laws and regulations of its jurisdiction of incorporation or formation other than in the case of CEMEX International Finance Company which is a private company duly incorporated with unlimited liability under the laws and regulations of Ireland.

(b)	It has the power to own its assets and carry on its business as it is being conducted.

2.2	Binding Obligations

Subject to the Legal Reservations, the obligations expressed to be assumed by it in this Agreement are legal, valid, binding and enforceable obligations.

2.3	Non-conflict with other obligations

The entry into and performance by it (or, in the case of paragraph (c) below, any Obligor) of, and the transactions contemplated by this Agreement do not and will not conflict with:

(a)	any law or regulation applicable to it or any judgment or other administrative or judicial order affecting it or binding upon it or any of its assets (including in respect of CEMEX International Finance Company, section 60 of the Companies Act, 1963);

(b)	its constitutional documents;

(c)	the Finance Documents or any documentation relating to any publicly-issued securities binding upon it; or

(d)	any agreement or instrument binding upon it or any of its assets, in a manner or to an extent which would have or would be reasonably likely to have a Material Adverse Effect.

2.4	Power and authority

It has the power to enter into, perform and deliver, and has taken all necessary action to authorise its entry into, performance and delivery of, this Agreement to which it is a party and the transactions contemplated by this Agreement.

2.5	Validity and admissibility in evidence

All Authorisations required or desirable:

(a)	to enable it to lawfully enter into, exercise its rights and comply with its obligations under this Agreement; and

(b)	to make this Agreement admissible in evidence in its jurisdiction of incorporation, have been obtained or effected and are in full force and effect.

2.6	Governing law, choice of forum and enforcement

Subject to the Legal Reservations:

(a)	the choice of governing law of this Agreement, will be recognised and enforced in its jurisdiction of incorporation;

(b)	the choice of the English courts set forth in this Agreement is a valid and enforceable choice of forum under any other applicable law; and

(c)	any judgment obtained in relation to this Agreement will be recognised and enforced in its jurisdiction of incorporation.

3.	INDEMNITY AND ACKNOWLEDGEMENT

3.1	Indemnity

(a)	The Parent and each of the Obligors jointly and severally agree, to indemnify and hold harmless each Extinguishing Creditor, the Administrative Agent, the Exchange Agent and the Security Agent and each of their respective Affiliates and each of their and their Affiliates respective directors, officers, employees, agents, advisors and representatives (each being an “Indemnified Person”) from and against any and all claims, damages, losses, liabilities, costs, legal expenses and other expenses (all together “Losses”) which have been incurred by or awarded against any Indemnified Person, in each case arising out of or in connection with any claim, investigation, litigation or proceeding (or the preparation of any defence with respect thereto) commenced or threatened by any person other than itself, its respective directors, officers, employees, agents, advisors or representatives, in relation to the matters referred to in this Agreement and any Finance Document (including, without limitation, any breach by the Obligors of any provision of such documents) except to the extent such Losses or claims result from gross negligence or wilful misconduct by that Indemnified Person. Any third party referred to in this Clause 3.1 may rely on this Clause 3.1.

(b)	The indemnity given pursuant to paragraph (a) above shall:

(i)	in the case of a Dutch Obligor or an Obligor incorporated in Spain, not extend to obligations the indemnification of which would cause the relevant Obligor to act in breach of financial assistance legislation applicable to it under the laws of its jurisdiction of incorporation; and

(ii)	in the case of a Swiss Obligor, be subject to Clause 20.13 (Swiss guarantee limitation) of the Financing Agreement, as if references in that clause to “this Agreement” are references to this Agreement.

3.2	Recovery

There shall be no double recovery by or on behalf of any Indemnified Person under this Agreement or any document entered into by such Indemnified Person with the Parent or any other member of the Group in connection with the Financing Agreement or any refinancing of the Financing Agreement.

3.3	Acknowledgement

(a)	As of the Effective Time:

(i)	if any Extinguishing Creditor has duly submitted an Acceptance Notice accepting the Exchange Offer in respect of all its Exposures, it shall no longer be a Participating Creditor for the purposes of the Finance Documents provided that nothing in this Agreement shall limit the right of such Extinguising Creditor to receive payment of accrued interest and Break Costs (if any) in respect of the Extinguished Exposures of such Extinguishing Creditor up to but excluding the Effective Date pursuant to Clause 5 (Interest) of this Agreement;

(ii)	if any Extinguishing Creditor has arrangements in place with one or more Sub-Participants (as defined in the Invitation Memorandum) in the form in place as at 28 June 2012 which prevent it from submitting an Acceptance Notice accepting the Exchange Offer in respect of all of its Exposures and such Extinguishing Creditor has duly submitted an Acceptance Notice accepting the Exchange Offer in respect of some of its Exposures, it shall no longer be a Participating Creditor in respect of such Extinguished Exposures for the purposes of the Finance Documents but shall remain a Participating Creditor in respect of all other Exposures, provided that nothing in this Agreement shall limit the right of such Extinguishing Creditor to receive payment of accrued interest and Break Costs (if any) in respect of the Extinguished Exposures of such Extinguishing Creditor up to but excluding the Effective Date pursuant to Clause 5 (Interest) of this Agreement;

(iii)	each Obligor hereby agrees to and acknowledges paragraphs (i) and (ii) above;

(iv)	the parties to this Agreement hereby confirm that the Extinguished Exposures of an Extinguishing Creditor, as applicable, under the Facilities shall, as contemplated by an Acceptance Notice duly submitted by that Extinguishing Creditor, contemporaneously with the Effective Time (but no earlier), be unilaterally, irrevocably and unconditionally extinguished in full (the “Extinguishments”), and that the obligations of each Obligor to that Extinguishing Creditor shall be discharged to the extent of such Extinguishments;

(v)	each party to this Agreement hereby agrees to and acknowledges paragraph (iv) above;

(vi)	each party to this Agreement acknowledges and agrees that the Extinguishments shall not constitute a prepayment of any Facility or any Exposure and that the “Utilisation” of the “Facilities” (each as defined in the New Facilities Agreement) under the New Facilities Agreement, the New USPP Note Agreement and the Derivatives Unwind Promissory Notes shall occur without any movement of funds.

(b)	The Parent and the other Obligors hereby agree that with effect from the Effective Time they have no claims against any of the Extinguishing Creditors under or in respect of the Finance Documents.

(c)	As of the Effective Time, to the extent that they correspond to all the Extinguished Exposures specified in the relevant Acceptance Notice, (i) all Secured Obligations (or other similar term, as defined in any Finance Document) owed by the applicable Obligors to the Extinguishing Creditors (including without limitation all indebtedness and Secured Obligations (or other similar term, as defined in any Finance Document) of any Obligor, as borrower or guarantor, at any time arising under or in respect of such Finance Document and any other Transaction Documents or Financing Documents (each as defined in the Invitation Memorandum) (or other similar term, as defined in any Finance Document) shall, with respect to each Extinguishing Creditor, be deemed to be and shall have been released and discharged in full and (ii) all of the other covenants, agreements and obligations of any Obligors, either as borrower or guarantor, owed to each Extinguishing Creditor or under which each Extinguishing Creditor has or had rights to enforce under any Finance Document and any other Transaction Documents or Financing Documents (each as defined in the Invitation Memorandum) (or other similar term, as defined in any Finance Document) shall, with respect to each Extinguishing Creditor, automatically be released and terminated and cease to have any further effect, provided that such release and discharge shall in no way limit the right to receive payment to accrued interest and break costs (if any) in respect of the Extinguished Exposures pursuant to Clause 5 (Interest) of this Agreement.

(d)	Each Extinguishing Creditor represents and warrants and undertakes that it has the power, capacity and authority to give the confirmations referred to in this Clause 3.3 (Acknowledgement) and that the Extinguishments will be effective against and binding on it.

4.	NOTIFICATION

4.1	Exchange Agent

The Exchange Agent hereby agrees to deliver the Exposures Schedule to the Administrative Agent promptly following the Effective Time.

4.2	Administrative Agent

The Administrative Agent hereby agrees to deliver the Exposures Schedule to the Creditors’ Representatives in respect of the Syndicated Bank Facilities promptly following receipt thereof.

4.3	Creditor’s Representatives

The parties to this Agreement agree that the Creditor’s Representatives may rely on Clause 3.3 (Acknowledgement) of this Agreement and the Exposures Schedule in determining the Exposures of the remaining Participating Creditors under the Financing Agreement.

5.	INTEREST

(a)	Each of the parties to this Agreement agrees that any accrued interest (including any default interest) and Break Costs (if any) payable to the Extinguishing Creditors in respect of any Extinguished Exposures outstanding up to but excluding the Effective Date will be paid by the relevant Obligor as required by the terms of the relevant Finance Documents on or prior to the end of the then current Interest Period (and for this purpose Break Costs will be calculated as if the extinguishment of the Extinguished Exposures had been a prepayment).

(b)	Any failure to pay such amounts in accordance with paragraph (a) above shall constitute an “Event of Default” (as defined in the New Facilities Agreement) under Clause 24.1 (Non-payment) of the New Facilities Agreement unless such failure to pay is caused by an administrative error or technical difficulties within the banking system in relation to the transmission of funds and payment is made within three Business Days of its due date.

6.	RETURN OF PROMISSORY NOTES, ENFORCEMENT AND INDEMNIFICATION WITH RESPECT TO EXTINGUISHING CREDITORS RECEIVING NEW HY NOTES

(a)	To the extent provided under each of its relevant Exposures under the Finacing Agreement, each New HY Note Recipient hereby agrees to deliver at or prior to the Effective Time to the applicable Obligor (or the Parent on its behalf) or its designee each pagaré, promissory note, USPP Note or Existing Derivatives Unwind Promissory Note issued or transferred to such New HY Note Recipient with respect to its relevant Exposures under the Financing Agreement or an Affidavit of Loss with respect to such pagaré, promissory note, USPP Note or Existing Derivatives Unwind Promissory Note, in each case which relates to the amount of New HY Notes that such New HY Note Recipient is to receive as at the Effective Time.

(b)	An Obligor shall only be obliged to deliver through the facilities of the Depository Trust Company a New HY Note to a New HY Note Recipient upon receipt by such Obligor (or the Parent on its behalf) or its designee of the pagaré or promissory note, USPP Note or Existing Derivatives Unwind Promissory Note issued or transferred to such New HY Note Recipient with respect to its relevant Exposures under the Financing Agreement or an Affidavit of Loss.

(c)	Each New HY Note Recipient undertakes not to take any Enforcement Action (as defined in the Intercreditor Agreement) under, or in respect of, any pagaré or promissory note, USPP Note or Existing Derivatives Unwind Promissory Note issued or transferred to such New HY Note Recipient with respect to its relevant Exposures under the Financing Agreement.

(d)	Each New HY Note Recipient to whom a pagaré or promissory note, USPP Note or Existing Derivatives Unwind Promissory Note has been issued or transferred with respect to its relevant Exposures under the Financing Agreement hereby agrees to indemnify and hold harmless the relevant Obligor and each of its successors and assigns, of and from any loss, damage or claim resulting from that New HY Note Recipient’s loss, misplacement or transfer of such pagaré or promissory note, USPP Note or Existing Derivatives Unwind Promissory Note issued or transferred under the Financing Agreement.

(e)	For the avoidance of doubt, no New HY Note Recipient may claim under a pagaré, promissory note, USPP Note or Existing Derivatives Unwind Promissory Note issued or transferred to such New HY Note Recipient with respect to its relevant Exposures under the Financing Agreement that have been exchanged for New HY Notes.

7.	MISCELLANEOUS

7.1	Incorporation of terms

The provisions of Clause 34 (Notices), Clause 36 (Partial Invalidity), Clause 37 (Remedies and Waivers) and Clause 41 (Enforcement) of the Financing Agreement shall be incorporated into this Agreement as if set out in full in this Agreement and as if references in those clauses to “this Agreement” or “the New Finance Documents” or “any New Finance Document” are references to this Agreement.

7.2	Counterparts

This Agreement may be executed in any number of counterparts, and this has the same effect as if the signatures on the counterparts were on a single copy of this Agreement.

8.	GOVERNING LAW

This Agreement and any non-contractual obligations arising out of or in connection with it are governed by English law.

This Agreement has been entered into on the date stated at the beginning of this Agreement.

SCHEDULE 1

THE OBLIGORS

Name of Borrowers	Registration number or equivalent

CEMEX, S.A.B. de C.V.	CEM-880726-UZA

CEMEX España, S.A.	A-46004214

New Sunward Holding B.V.	34133556

CEMEX Materials LLC	File# 4443303 (Delaware)

CEMEX Finance LLC	File#: 3654572

Name of Guarantors	Registration number or equivalent

CEMEX, S.A.B. de C.V.	CEM-880726-UZA

CEMEX España, S.A.	A-46004214

CEMEX México, S.A. de C.V.	CME-820101-LJ4

CEMEX Concretos, S.A. de C.V.	CCO-740918-9M1

Empresas Tolteca de México, S.A. de C.V.	ETM-890720-DJ2

New Sunward Holding B.V.	34133556

CEMEX Corp.	File #: 2162255

CEMEX, Inc.	Charter # 13000400D (Louisiana)

CEMEX Finance LLC	File #: 3654572

Name of Security Providers	Registration number or equivalent

CEMEX, S.A.B. de C.V.	CEM-880726-UZA

CEMEX México, S.A. de C.V.	CME-820101-LJ4

Centro Distribuidor de Cemento, S.A. de C.V.	CDC-960913-SK6

Empresas Tolteca de México, S.A. de C.V.	ETM-890720-DJ2

Impra Café, S.A. de C.V.	ICA-801002-5E8

Interamerican Investments, Inc.	File #: 2252951

Mexcement Holdings, S.A. de C.V.	MHO-010605-UDA

Corporación Gouda, S.A. de C.V.	CGO-020124-4W0

New Sunward Holding B.V.	34133556

CEMEX International Finance Company	226652

CEMEX TRADEMARKS HOLDING Ltd.	CH-035.3.029.636-0

SCHEDULE 2

THE REMAINING PARTICIPATING CREDITORS

Obligation	Exposure at the Effective Time		Obligor	Guarantor
Part I (Syndicated Facilities)

CEMEX, S.A.B. de C.V. US$700,000,000 (originally US$800,000,000) Credit Agreement dated 23 June 2004 as amended		$20,592,600.02	CEMEX, S.A.B. de C.V.	CEMEX México, S.A. de C.V.; Empresas Tolteca de México, S.A. de C.V.

WELLS FARGO BANK NA, CHARLOTTE		$20,592,600.02

CEMEX, S.A.B. de C.V. US$1,200,000,000 Credit Agreement dated 31 May 2005 as amended		$43,146,400.03	CEMEX, S.A.B. de C.V.	CEMEX México, S.A. de C.V.; Empresas Tolteca de México, S.A. de C.V.

WELLS FARGO BANK NA		$43,146,400.03

CEMEX España, S.A. US$2,300,000,000 RMC Revolving Facilities Agreement dated 24 September 2004 as amended		$35,534,492.50	CEMEX España, S.A.	CEMEX España, S.A.

FACILITY B (Revolving Facility)		$15,315,746.25	CEMEX España, S.A.	CEMEX España, S.A.

BRED BANQUE POPULAIRE, PARIS		$1,838,625.00

CAISSE REGIONALE DE CREDIT AGRICOLE MUTUEL DE PARIS ET D’ILE-DE-FRANCE		$4,903,000.00

CENTROBANCA, MILAN		$6,128,750.00

IKB DEUTSCHE INDUSTRIEBANK AG SPAIN		$2,445,371.25

FACILITY C (Revolving Facility)		$20,218,746.25	CEMEX España, S.A.	CEMEX España, S.A.

BRED BANQUE POPULAIRE, PARIS		$6,741,625.00

CENTROBANCA, MILAN		$6,128,750.00

CAISSE REGIONALE DE CREDIT AGRICOLE MUTUEL DE PARIS ET D’ILE-DE-FRANCE		$4,903,000.00

IKB DEUTSCHE INDUSTRIEBANK AG SPAIN		$2,445,371.25

CEMEX España, S.A. US$6,000,000,000 (originally US$9,000,000,000) Rinker Acquisition Facilities Agreement dated 6 December, 2006 as amended	$ €	58,598,944.57 22,526,041.53	CEMEX España, S.A.	N/A

FACILITY B1		$38,912,416.66	CEMEX España, S.A.	N/A

CAISSE REGIONALE DE CREDIT AGRICOLE MUTUEL DE PARIS ET D’ILE-DE-France		$11,848,916.67

CENTROBANCA - BANCA DI CREDITO		$17,160,499.98

SERENGETI ARUSHA BV		$5,000,000.00

Obligation	Exposure at the Effective Time		Obligor	Guarantor

SOCIÉTÉ GÉNÉRALE PARIS		$4,903,000.01

FACILITY B3		€6,166,364.83	CEMEX España, S.A.	N/A

BRED BANQUE POPULAIRE		€6,166,364.83

FACILITY C	€ $	16,359,676.70 19,686,527.91	CEMEX España, S.A.	N/A

		€16,359,676.70

BRED BANQUE POPULAIRE		€3,595,533.34

CAISSE REGIONALE DE CREDIT AGRICOLE MUTUEL DE PARIS ET D’ILE-DE-FRANCE		€5,213,523.35

CENTROBANCA - BANCA DI CREDITO		€7,550,620.01

		$19,686,527.91

BRED BANQUE POPULAIRE		$3,227,808.33

CAISSE REGIONALE DE CREDIT AGRICOLE MUTUEL DE PARIS ET D’ILE-DE-FRANCE		$4,680,322.09

CENTROBANCA - BANCA DI CREDITO		$6,778,397.49

SERENGETI ARUSHA BV		$5,000,000.00

New Sunward Holding B.V. US$700,000,000 Facilities Agreement dated 27 June 2005 (as amended)		$11,889,775.00	NEW SUNWARD HOLDING B.V.	CEMEX, S.A.B. de C.V.; CEMEX México, S.A. de C.V.; Empresas Tolteca de México S.A. de C.V.

FACILITY B (Revolving Facility)

WELLS FARGO BANK, N.A.		$11,889,775.00

Part II (US Private Placements)

US$882,407,495.57 Note Purchase Agreement		$326,058,061.37	CEMEX Finance LLC	CEMEX España, S.A.

Principal Life Insurance Company		2,654,260.09

Principal Life Insurance Company		1,327,130.05

Principal Life Insurance Company		6,556,022.43

Principal Life Insurance Company		3,278,011.21

Principal Life Insurance Company		252,154.71

Principal Life Insurance Company		1,327,130.05

Principal Life Insurance Company		1,061,704.04

Principal Life Insurance Company		265,426.01

Obligation	Exposure at the Effective Time	Obligor	Guarantor

Scottish Re (US)/Nationwide Insurance Co 1 Yr Trust	530,852.02

Scottish Re (US)/Nationwide Insurance Co 5 Yr Trust	530,852.02

Scottish Re (US)/Lincoln National, LTD.	530,852.02

RGA Reinsurance Company	3,981,390.14

Symetra Life Insurance Company	5,308,520.18

Symetra Life Insurance Company	4,246,816.15

Symetra Life Insurance Company	2,654,260.09

Scottish Re (US)	530,852.02

Western National Life Insurance Company	7,962,780.27

American General Life and Accident Insurance Company	5,308,520.18

United States Life Insurance Company in the City of New York	6,370,224.22

The Variable Annuity Life Insurance Co.	18,579,820.64

John Hancock Life Insurance Company	22,561,210.78

John Hancock Variable Life Insurance Company	1,327,130.05

New York Life Insurance and Annuity Corporation	9,289,910.32

New York Life Insurance and Annuity Corporation	265,426.01

New York Life Insurance Company	16,987,264.58

Monumental Life Insurance Company	13,271,300.46

Allied Irish Banks, p.l.c	10,617,040.37

Knights of Columbus	5,308,520.18

Knights of Columbus	2,654,260.09

The Ohio National Life Insurance Company	5,308,520.18

Prudential Retirement Insurance and Annuity Company	2,941,800.00

KANE & CO.	1,961,200.00

POND LAUNCH & CO.	2,451,500.00

BARCLAYS CAPITAL INC.	1,470,900.00

FERNWOOD FOUNDATION FUND LLC.	274,568.00

FERNWOOD ASSOCIATES LLC.	1,578,766.00

FERNWOOD RESTRUCTURINGS LIMITED	1,578,766.00

CUNA Mutual Insurance Society	5,308,520.18

Obligation	Exposure at the Effective Time	Obligor	Guarantor

FERNWOOD FOUNDATION FUND LLC.	627,584.00

FERNWOOD ASSOCIATES LLC.	3,608,608.00

FERNWOOD RESTRUCTURINGS LIMITED	3,608,608.00

Prudential Insurance Company of America	1,348,325.00

Prudential Insurance Company of America	1,348,325.00

FERNWOOD FOUNDATION FUND LLC.	520,130.05

FERNWOOD ASSOCIATES LLC.	2,990,747.78

FERNWOOD RESTRUCTURINGS LIMITED	2,990,747.78

Prudential Insurance Company of America	13,752,095.23

Prudential Insurance Company of America	13,752,095.22

Principal Life Insurance Company	4,598,430.76

MSD Credit Opportunity Master Fund, L.P.	7,633,102.58

Insight LDI Solutions Plus PLC, in respect of the Insight High Yield Bond Fund	7,688,935.00

Ascend Partners Fund II LP	4,500,000.00

Ascend Partners Fund II BPO, LTD	1,736,825.12

Ascend Partners Fund I, LTD	500,000.00

Ascend Partners Fund II, LTD	2,500,000.00

FERNWOOD FOUNDATION FUND LLC.	1,750,000.00

FERNWOOD ASSOCIATES LLC.	4,500,000.00

FERNWOOD RESTRUCTURINGS LIMITED	3,750,000.00

Insight Investment Discretionary Funds ICVC, UK Corporate All Maturities Bond Fund	3,726,084.36

Insight Investment Discretionary Funds ICVC, UK Corporate Long Maturities Bond Fund	1,242,028.12

Insight Investment Discretionary Funds ICVC, UK Broad Market Bond Fund	931,521.09

Insight LDI Solutions Plus PLC, In Respect of the Insight Bonds Plus Fund	2,173,549.21

Absolute Insight Funds PLC, In Respect of the Absolute Insight Credit Fund	6,210,140.60

BNY Mellon Global Funds PLC, In Respect of the BNY Mellon Absolute Return Bond Fund	49,681.12

UBS Securities LLC	1,592,556.05

Ascend Partners Fund I, LTD	743,000.00

Ascend Partners Fund II LP	9,013,000.00

Ascend Partners Fund II, LTD	5,154,000.00

Obligation	Exposure at the Effective Time	Obligor	Guarantor

Ascend Partners Fund II BPO, LTD	2,775,610.99

Ascend Partners Fund II LP	10,684,000.01

Ascend Partners Fund II BPO, LTD.	3,045,376.68

Ascend Partners Fund I, LTD.	824,000.00

Ascend Partners Fund II, LTD.	5,619,000.00

Insight Investment Discretionary Funds ICVC, UK Corporate All Maturities Bond Fund	2,273,915.25

Insight Investment Discretionary Funds ICVC, UK Corporate Long Maturities Bond Fund	757,971.75

Insight Investment Discretionary Funds ICVC, UK Broad Market Bond Fund	568,478.81

Insight LDI Solutions Plus PLC, In Respect of the Insight Bonds Plus Fund	1,326,450.56

Insight LDI Solutions Plus PLC, in respect of the Insight High Yield Bond Fund	1,382,085.34

BNY Mellon Global Funds PLC, In Respect of the BNY Mellon Absolute Return Bond Fund	30,318.87

FERNWOOD FOUNDATION FUND LLC.	500,000.00

FERNWOOD ASSOCIATES LLC.	1,445,862.17

FERNWOOD RESTRUCTURINGS LIMITED	916,551.30

FERNWOOD ASSOCIATES LLC.	954,137.82

SCHEDULE 3

AFFIDAVIT OF LOSS

AFFIDAVIT OF LOSS

The undersigned, [INSERT LENDER], (the “Lender”) hereby certifies to [INSERT OBLIGOR] (the “Borrower”) as follows:

1.	The Borrower has delivered a Note, dated [—], a copy of which is attached hereto (the “Promissory Note”) to the Lender [in connection with the [INSERT AGREEMENT] dated as of [INSERT DATE]) (as amended, restated, supplemented or otherwise modified from time to time), among the Borrower, [—], and the other financial institutions that are or may from time to time become a party thereto).]*

2.	The Lender has caused a diligent search of its files and vault to be made in order to find the Promissory Note and the Promissory Note has not been found. The Promissory Note has been inadvertently lost, misplaced or destroyed.

3.	The Lender has taken no action to give or further pledge, sell, assign, transfer, endorse in blank or otherwise or in any other manner dispose of the Promissory Note to any person, firm or corporation, nor has any record or correspondence been found which indicates that the Lender has entrusted the possession of the Promissory Note to any person, firm or corporation for safekeeping or for any other purpose.

4.	The Lender hereby agrees to indemnify and hold harmless the Borrower, any Guarantor under the Promissory Note and their respective successors and assigns, of and from any loss, damage or claim resulting from the Lender’s loss or misplacement of the Promissory Note.

5.	Insofar as this Certificate is executed before a foreign notary public, the Lender hereby agrees to docket this Certificate with an “Apostille” pursuant to the Hague convention of 5 October 1961, if requested by the Borrower in connection with a judicial action undertaken by the Borrower to cancel or replace the Promissory Note.

6.	The Lender hereby agrees that if the Promissory Note is subsequently found by the Lender or come into the Lender’s possession, the Lender will immediately surrender the Promissory Note to the Borrower for cancellation.

Dated:

[INSERT LENDER]

By:
Name:
Title:

By:
Name:
Title:

STATE OF	)
)
COUNTY OF	)

I, the undersigned, a Notary Public in and for said County in said State, hereby certify that                         , whose name as                     of                     , a                     , is signed to the foregoing instrument, and who is known to me, acknowledged before me on this day that, being informed of the contents of the instrument, s/he, as such                         and with full authority, executed the same voluntarily for and as the act of said                     .

Given under my hand and official seal this the     day of                     , [    ]

Notary Public

My commission expires:

Note: * The wording in brackets will not necessarily be required for Existing Derivatives Unwind Promissory Notes which do not derive from a particular facility.

SIGNATURE PAGES

THE PARENT

For and on behalf of

CEMEX, S.A.B. DE C.V.

By:	JOSE A. GONZALEZ

Print name:	JOSE A. GONZALEZ

Signature page to the Ancillary Agreement

THE BORROWERS

For and on behalf of

CEMEX, S.A.B. DE C.V.

By:	JOSE A. GONZALEZ

Print name:	JOSE A. GONZALEZ

Signature page to the Ancillary Agreement

For and on behalf of CEMEX ESPAÑA, S.A.

By:	HECTOR J. VELA

Print name:	HECTOR J. VELA

Signature page to the Ancillary Agreement

For and on behalf of

NEW SUNWARD HOLDING B.V.

By:	HECTOR J. VELA

Print name:	HECTOR J. VELA

Signature page to the Ancillary Agreement

For and on behalf of
CEMEX MATERIALS LLC

By:	HECTOR J. VELA

Print name:	HECTOR J. VELA

Title:	ATTORNEY IN FACT

Signature page to the Ancillary Agreement

For and on behalf of CEMEX FINANCE LLC

By:	HECTOR J. VELA

Print name:	HECTOR J. VELA

Title:	ATTORNEY IN FACT

Signature page to the Ancillary Agreement

THE GUARANTORS

For and on behalf of CEMEX, S.A.B. DE C.V.

By:	JOSE A. GONZALEZ

Print name:	JOSE A. GONZALEZ

Signature page to the Ancillary Agreement

For and on behalf of CEMEX ESPAÑA, S.A.

By:	HECTOR J. VELA

Print name:	HECTOR J. VELA

Signature page to the Ancillary Agreement

For and on behalf of
CEMEX MÉXICO, S.A. DE C.V.

By:	JOSE A. GONZALEZ

Print name:	JOSE A. GONZALEZ

Signature page to the Ancillary Agreement

For and on behalf of
CEMEX CONCRETOS, S.A. DE C.V.

By:	JOSE A. GONZALEZ

Print name:	JOSE A. GONZALEZ

Signature page to the Ancillary Agreement

For and on behalf of
EMPRESAS TOLTECA DE MÉXICO, S.A. DE C.V.

By:	JOSE A. GONZALEZ

Print name:	JOSE A. GONZALEZ

Signature page to the Ancillary Agreement

For and on behalf of
NEW SUNWARD HOLDING B.V.

By:	HECTOR J. VELA

Print name:	HECTOR J. VELA

Signature page to the Ancillary Agreement

For and on behalf of

CEMEX CORP.

By:	HECTOR J. VELA

Print name:	HECTOR J. VELA

Title:	ATTORNEY IN FACT

Signature page to the Ancillary Agreement

For and on behalf of

CEMEX, INC.

By:	HECTOR J. VELA

Print name:	HECTOR J. VELA

Signature page to the Ancillary Agreement

For and on behalf of

CEMEX FINANCE LLC

By:	HECTOR J. VELA

Print name:	HECTOR J. VELA

Title:	ATTORNEY IN FACT

Signature page to the Ancillary Agreement

THE SECURITY PROVIDERS

For and on behalf of

CEMEX, S.A.B. DE C.V.

By:	JOSE A. GONZALEZ

Print name:	JOSE A. GONZALEZ

Signature page to the Ancillary Agreement

For and on behalf of

CEMEX MÉXICO, S.A. DE C.V.

By:	JOSE A. GONZALEZ

Print name:	JOSE A. GONZALEZ

Signature page to the Ancillary Agreement

For and on behalf of

CENTRO DISTRIBUIDOR DE CEMENTO, S.A. DE C.V.

By:	JOSE A. GONZALEZ

Print name:	JOSE A. GONZALEZ

Signature page to the Ancillary Agreement

For and on behalf of

EMPRESAS TOLTECA DE MÉXICO, S.A. DE C.V.

By:	JOSE A. GONZALEZ

Print name:	JOSE A. GONZALEZ

Signature page to the Ancillary Agreement

For and on behalf of

IMPRA CAFÉ, S.A. DE C.V.

By:	JOSE A. GONZALEZ

Print name:	JOSE A. GONZALEZ

Signature page to the Ancillary Agreement

For and on behalf of

INTERAMERICAN INVESTMENTS, INC.

By:	JOSE A. GONZALEZ

Print name:	JOSE A. GONZALEZ

Title:	ATTORNEY IN FACT

Signature page to the Ancillary Agreement

For and on behalf of

MEXCEMENT HOLDINGS, S.A. DE C.V.

By:	JOSE A. GONZALEZ

Print name:	JOSE A. GONZALEZ

Signature page to the Ancillary Agreement

For and on behalf of

CORPORACIÓN GOUDA, S.A. DE C.V.

By:	JOSE A. GONZALEZ

Print name:	JOSE A. GONZALEZ

Signature page to the Ancillary Agreement

For and on behalf of

NEW SUNWARD HOLDING B.V.

By:	HECTOR J. VELA

Print name:	HECTOR J. VELA

Signature page to the Ancillary Agreement

For and on behalf of

CEMEX INTERNATIONAL FINANCE COMPANY

By:	JAVIER GARCIA

Print name:	JAVIER GARCIA

Witness:	ANGEL MÉNDEZ

Print name:	ANGEL MÉNDEZ

Address:	HERNANDEZ DE TEJADA, NO.1, 28027, MADRID

Occupation:	FINANCIAL MANAGER

Signature page to the Ancillary Agreement

For and on behalf of

CEMEX TRADEMARKS HOLDING LTD.

By:	JAVIER GARCIA

Print name:	JAVIER GARCIA

Signature page to the Ancillary Agreement

THE ADMINISTRATIVE AGENT

For and on behalf of

CITIBANK INTERNATIONAL PLC

By:	R BRODY

Print name:	MRS R BRODY

Signature page to the Ancillary Agreement

THE EXCHANGE AGENT

For and on behalf of

CITIBANK INTERNATIONAL PLC

By:	R BRODY

Print name:	MRS R BRODY

Signature page to the Ancillary Agreement

THE ORIGINAL EXTINGUISHING CREDITORS

Signature page to the Ancillary Agreement

For and on behalf of the Administrative Agent on behalf of

ATLANTIC SECURITY BANK

By:	R BRODY

Print name:	MRS R BRODY

Signature page to the Ancillary Agreement

For and on behalf of

BANAMEX USA

By:	JEFF HEALY and RAUL MUNOZ

Print name:	JEFF HEALY and RAUL MUNOZ

Signature page to the Ancillary Agreement

For and on behalf of

BANCA MONTE DEI PASCHI DI SIENA SPA, LONDON BRANCH

By:	ENRICO VIGNOLI and WENDY A. JOHNSON

Print name:	ENRICO VIGNOLI and WENDY A. JOHNSON

Signature page to the Ancillary Agreement

For and on behalf of

BANCA MONTE DEI PASCHI DI SIENA SPA, NEW YORK BRANCH

By:	RENATO BASSI and BRIAN R. LANDY

Print name:	RENATO BASSI and BRIAN R. LANDY

Signature page to the Ancillary Agreement

For and on behalf of

BANCO BILBAO VIZCAYA ARGENTARIA, S.A.

By:	JORGE BURGALETA and JULIAN RINCON

Print name:	JORGE BURGALETA and JULIAN RINCON

Signature page to the Ancillary Agreement

For and on behalf of

BANCO DE SABADELL, S.A.

By:	SUSANA CONDE and JOAQUÍN LÓPEZ

Print name:	SUSANA CONDE and JOAQUÍN LÓPEZ

Signature page to the Ancillary Agreement

For and on behalf of

BANCO ESPAÑOL DE CRÉDITO, S.A.

By:	BORJA BERTRAN and CARLOS PORRAS

Print name:	BORJA BERTRAN and CARLOS PORRAS

Signature page to the Ancillary Agreement

For and on behalf of

BANCO NACIONAL DE COMERCIO EXTERIOR, S.N.C.

By:	LEONEL N. VASQUEZ GÓMEZ and ADRIANA PÉREZ CÁCERES

Print name:	LEONEL N. VASQUEZ GÓMEZ and ADRIANA PÉREZ CÁCERES

Signature page to the Ancillary Agreement

For and on behalf of

BANCO NACIONAL DE MÉXICO, S.A. INTEGRANTE DEL GRUPO FINANCIERO BANAMEX

By:	JULIO ALVAREZ GONZÁLEZ and LEOPOLDO AMAYA GONZÁLEZ

Print name:	JULIO ALVAREZ GONZÁLEZ and LEOPOLDO AMAYA GONZÁLEZ

Signature page to the Ancillary Agreement

For and on behalf of

BANCO NACIONAL DE MÉXICO, S.A. INTEGRANTE DEL GRUPO FINANCIERO BANAMEX, ACTING THROUGH ITS NASSAU BAHAMAS BRANCH

By:	JULIO ALVAREZ GONZÁLEZ and LEOPOLDO AMAYA GONZÁLEZ

Print name:	JULIO ALVAREZ GONZÁLEZ and LEOPOLDO AMAYA GONZÁLEZ

Signature page to the Ancillary Agreement

For and on behalf of

BANCO POPULAR ESPAÑOL S.A.

By:	DAVID FOMBELLIDA and MIGUEL ANGEL PEREZ

Print name:	DAVID FOMBELLIDA and MIGUEL ANGEL PEREZ

Signature page to the Ancillary Agreement

For and on behalf of

BANCO SANTANDER (MEXICO) S.A. INSTITUCIÓN DE BANCA MÚLTIPLE GRUPO FINANCIERO SANTANDER

By:	WADE A. KIT and OCTAVIANO CARLOS COUTTOLENC MESTRE

Print name:	WADE A. KIT and OCTAVIANO CARLOS COUTTOLENC MESTRE

Signature page to the Ancillary Agreement

For and on behalf of the Administrative Agent on behalf of BANK OF AMERICA N.A

By:	R BRODY

Print name:	MRS R BRODY

Signature page to the Ancillary Agreement

For and on behalf of the Administrative Agent on behalf of BANK OF AMERICA N.A SUCURSAL EN ESPAÑA

By:	R BRODY

Print name:	MRS R BRODY

Signature page to the Ancillary Agreement

For and on behalf of BANKIA, S.A.

By:	AITOR COHRS and LAURA SANZ

Print name:	AITOR COHRS and LAURA SANZ

Signature page to the Ancillary Agreement

For and on behalf of

BANKIA, S.A. MIAMI BRANCH

By:	AITOR COHRS and LAURA SANZ

Print name:	AITOR COHRS and LAURA SANZ

Signature page to the Ancillary Agreement

For and on behalf of BARCLAYS BANK PLC

By:	MICHAEL MOZER

Print name:	MICHAEL MOZER

Signature page to the Ancillary Agreement

For and on behalf of the Administrative Agent on behalf of

BAYERISCHE LANDESBANK

By:	R BRODY

Print name:	MRS R BRODY

Signature page to the Ancillary Agreement

For and on behalf of the Administrative Agent on behalf of

BAYERISCHE LANDESBANK, NEW YORK BRANCH

By:	R BRODY

Print name:	MRS R BRODY

Signature page to the Ancillary Agreement

For and on behalf of

BBVA BANCOMER, S.A., INSTITUCIÓN DE BANCA MÚLTIPLE

GRUPO FINANCIERO BBVA BANCOMER

By:	ALEJANDRO JOSE CARDENAS BORTONI and LORENZO JOSE VALDES ELIZONDO

Print name:	ALEJANDRO JOSE CARDENAS BORTONI and LORENZO JOSE VALDES ELIZONDO

Signature page to the Ancillary Agreement

For and on behalf of

BNP PARIBAS (PARIS BRANCH)

By:	KATHRYN B. QUINN and ALBERT A. YOUNG JR.

Print name:	KATHRYN B. QUINN and ALBERT A. YOUNG JR.

Signature page to the Ancillary Agreement

For and on behalf of

BNP PARIBAS S.A.

By:	KATHRYN B. QUINN and ALBERT A. YOUNG JR.

Print name:	KATHRYN B. QUINN and ALBERT A. YOUNG JR.

Signature page to the Ancillary Agreement

For and on behalf of

BNP PARIBAS S.A., SUCURSAL EN ESPAÑA

By:	KATHRYN B. QUINN and ALBERT A. YOUNG JR.

Print name:	KATHRYN B. QUINN and ALBERT A. YOUNG JR.

Signature page to the Ancillary Agreement

For and on behalf of

BNP PARIBAS SA-NEW YORK BRANCH

By:	KATHRYN B. QUINN and ALBERT A. YOUNG JR.

Print name:	KATHRYN B. QUINN and ALBERT A. YOUNG JR.

Signature page to the Ancillary Agreement

For and on behalf of

BNP PARIBAS (SYDNEY BRANCH)

By:	KATHRYN B. QUINN and ALBERT A. YOUNG JR.

Print name:	KATHRYN B. QUINN and ALBERT A. YOUNG JR.

Signature page to the Ancillary Agreement

For and on behalf of the Administrative Agent on behalf of

BURLINGTON LOAN MANAGEMENT LIMITED

By:	R BRODY

Print name:	MRS R BRODY

Signature page to the Ancillary Agreement

For and on behalf of

CAIXA GERAL DE DEPOSITOS, S.A, SUCURSAL EN ESPAÑA

By:	PEDRO MC CARTHY DA CUNHA

Print name:	PEDRO MC CARTHY DA CUNHA

Signature page to the Ancillary Agreement

For and on behalf of

CAIXABANK S.A.

By:	FERNANDO ALVAREZ-QUIÑONES and JAVIER GARCIA FAUBEL

Print name:	FERNANDO ALVAREZ-QUIÑONES and JAVIER GARCIA FAUBEL

Signature page to the Ancillary Agreement

For and on behalf of the Administrative Agent on behalf of

CITIBANK INTERNATIONAL PLC

By:	R BRODY

Print name:	MRS R BRODY

Signature page to the Ancillary Agreement

For and on behalf of

CITIBANK INTERNATIONAL PLC, SUCURSAL EN ESPAÑA

By:	MIGUEL TRUEBA

Print name:	MIGUEL TRUEBA

Signature page to the Ancillary Agreement

For and on behalf of the Administrative Agent on behalf of

CITIBANK NA

By:	R BRODY

Print name:	MRS R BRODY

Signature page to the Ancillary Agreement

For and on behalf of

CITIBANK N.A., NEW YORK

By:	FLAVIO FIGUEIREDO and ELISEO SERDÁN

Print name:	FLAVIO FIGUEIREDO and ELISEO SERDÁN

Signature page to the Ancillary Agreement

For and on behalf of the Administrative Agent on behalf of

COMERICA BANK

By:	R BRODY

Print name:	MRS R BRODY

Signature page to the Ancillary Agreement

For and on behalf of the Administrative Agent on behalf of

COMMERZBANK AG, LONDON BRANCH

By:	R BRODY

Print name:	MRS R BRODY

Signature page to the Ancillary Agreement

For and on behalf of the Administrative Agent on behalf of

COMMERZBANK AG, NEW YORK BRANCH

By:	R BRODY

Print name:	MRS R BRODY

Signature page to the Ancillary Agreement

For and on behalf of

CREDIT AGRICOLE CIB SUCURSAL EN ESPAÑA

By:	CARLOS ARANGUREN and JAVIER ALVAREZ-RENDUELES

Print name:	CARLOS ARANGUREN and JAVIER ALVAREZ-RENDUELES

Signature page to the Ancillary Agreement

For and on behalf of

CREDIT AGRICOLE CORPORATE & INVESTMENT BANK

By:	LUCILE GUBLER and FRANCK BENICHOU

Print name:	LUCILE GUBLER and FRANCK BENICHOU

Signature page to the Ancillary Agreement

For and on behalf of

CREDIT AGRICOLE CORPORATE & INVESTMENT BANK PARIS

By:	LUCILE GUBLER and FRANCK BENICHOU

Print name:	LUCILE GUBLER and FRANCK BENICHOU

Signature page to the Ancillary Agreement

For and on behalf of

CREDIT AGRICOLE CORPORATE & INVESTMENT BANK S.A. NEW YORK BRANCH

By:	KEVIN D. FLOOD and JEAN PHILIPPE ADAM

Print name:	KEVIN D. FLOOD and JEAN PHILIPPE ADAM

Signature page to the Ancillary Agreement

For and on behalf of the Administrative Agent on behalf of

CREDIT INDUSTRIEL ET COMMERCIAL, LONDON BRANCH

By:	R BRODY

Print name:	MRS R BRODY

Signature page to the Ancillary Agreement

For and on behalf of

CREDIT SUISSE AG CAYMAN ISLANDS BRANCH

By:	DAVID FITZGERALD and STEVEN DWEK

Print name:	DAVID FITZGERALD and STEVEN DWEK

Signature page to the Ancillary Agreement

For and on behalf of

CVI GVF CLO 1 LTD

By:	TIFFANY PARR

Print name:	TIFFANY PARR

Signature page to the Ancillary Agreement

For and on behalf of

CVI GVF (LUX) MASTER SARL

By:	TIFFANY PARR

Print name:	TIFFANY PARR

Signature page to the Ancillary Agreement

For and on behalf of

DEUTSCHE BANK AG, NEW YORK BRANCH

By:	J. OTERO and ENRIQUE LANDAETA

Print name:	J. OTERO and ENRIQUE LANDAETA

Signature page to the Ancillary Agreement

For and on behalf of

DEUTSCHE BANK LUXEMBOURG S.A.

By:	FRANZ-JOSEF EWERHARDY and KARLINA BELHOSTE

Print name:	FRANZ-JOSEF EWERHARDY and KARLINA BELHOSTE

Signature page to the Ancillary Agreement

For and on behalf of

ELQ INVESTORS LTD.

By:	SIMON MELLOR

Print name:	SIMON MELLOR

Signature page to the Ancillary Agreement

For and on behalf of

FCOF III EUROPE UB SECURITIES LIMITED

By:	TONY TRAYNOR

Print name:	TONY TRAYNOR

Signature page to the Ancillary Agreement

For and on behalf of

FORTIS BANK S.A./N.V

By:	ALFRED M. TORRES and JOHN W. BENTON

Print name:	ALFRED M. TORRES and JOHN W. BENTON

Signature page to the Ancillary Agreement

For and on behalf of

FORTIS BANK, SA SUCURSAL EN ESPAÑA

By:	ALFRED M. TORRES and JOHN W. BENTON

Print name:	ALFRED M. TORRES and JOHN W. BENTON

Signature page to the Ancillary Agreement

For and on behalf of

GOLDMAN SACHS INTERNATIONAL BANK

By:	SIMON MELLOR

Print name:	SIMON MELLOR

Signature page to the Ancillary Agreement

For and on behalf of

HSBC BANK PLC, SUCURSAL EN ESPAÑA

By:	ANTONIO VILELA and MARK J. HALL

Print name:	ANTONIO VILELA and MARK J. HALL

Signature page to the Ancillary Agreement

For and on behalf of

HSBC MEXICO, S.A., INSTITUCIÓN DE BANCA MÚLTIPLE, GRUPO FINANCIERO HSBC

By:	VICTOR MANUEL ELIZONDO and CORDELIA GONZALEZ FLORES ARIAS

Print name:	VICTOR MANUEL ELIZONDO and CORDELIA GONZALEZ FLORES ARIAS

Signature page to the Ancillary Agreement

For and on behalf of

ICE 1 EM CLO LTD

By:	NATHAN SANDLER

Print name:	NATHAN SANDLER

Signature page to the Ancillary Agreement

For and on behalf of the Administrative Agent on behalf of

ICE GLOBAL VALUE LOANS MASTER FUND LTD

By:	R BRODY

Print name:	MRS R BRODY

Signature page to the Ancillary Agreement

For and on behalf of the Administrative Agent on behalf of

ING BANK N.V., DUBLIN BRANCH

By:	R BRODY

Print name:	MRS R BRODY

Signature page to the Ancillary Agreement

For and on behalf of the Administrative Agent on behalf of

ING BELGIUM S.A, SUCURSAL EN ESPAÑA

By:	R BRODY

Print name:	MRS R BRODY

Signature page to the Ancillary Agreement

For and on behalf of the Administrative Agent on behalf of

INSTITUTO DE CRÉDITO OFICIAL

By:	R BRODY

Print name:	MRS R BRODY

Signature page to the Ancillary Agreement

For and on behalf of the Administrative Agent on behalf of

INTESA SANPAOLO SPA, NEW YORK BRANCH

By:	R BRODY

Print name:	MRS R BRODY

Signature page to the Ancillary Agreement

For and on behalf of the Administrative Agent on behalf of

INTESA SANPAOLO SPA, SUCURSAL EN ESPAÑA

By:	R BRODY

Print name:	MRS R BRODY

Signature page to the Ancillary Agreement

For and on behalf of the Administrative Agent on behalf of

JPMORGAN CHASE BANK, N.A.

By:	R BRODY

Print name:	MRS R BRODY

Signature page to the Ancillary Agreement

For and on behalf of the Administrative Agent on behalf of

JPMORGAN CHASE BANK, N.A., SUCURSAL EN ESPAÑA

By:	R BRODY

Print name:	MRS R BRODY

Signature page to the Ancillary Agreement

For and on behalf of

LIBERBANK, S.A

By:	SONIA LUCILA GIL RANCHO

Print name:	SONIA LUCILA GIL RANCHO

Signature page to the Ancillary Agreement

For and on behalf of the Administrative Agent on behalf of

LLOYDS TSB BANK PLC

By:	R BRODY

Print name:	MRS R BRODY

Signature page to the Ancillary Agreement

For and on behalf of the Administrative Agent on behalf of

MEDIOBANCA BANCA DI CREDITO FINANZIARIO SPA

By:	R BRODY

Print name:	MRS R BRODY

Signature page to the Ancillary Agreement

For and on behalf of the Administrative Agent on behalf of

MERRILL LYNCH INTERNATIONAL

By:	R BRODY

Print name:	MRS R BRODY

Signature page to the Ancillary Agreement

For and on behalf of

MIZUHO CORPORATE BANK, LTD.

By:	DAVID NAPOLI COSTA

Print name:	DAVID NAPOLI COSTA

Signature page to the Ancillary Agreement

For and on behalf of the Administrative Agent on behalf of

MIZUHO CORPORATE BANK NEDERLAND NV

By:	MR K. KATO and MR T. SUZUKI

Print name:	MR K. KATO and MR T. SUZUKI

Signature page to the Ancillary Agreement

For and on behalf of

MORGAN STANLEY BANK INTERNATIONAL LIMITED

By:	NAUMAN ANSARI

Print name:	NAUMAN ANSARI

Signature page to the Ancillary Agreement

For and on behalf of the Administrative Agent on behalf of

NCG BANCO, S.A.

By:	R BRODY

Print name:	MRS R BRODY

Signature page to the Ancillary Agreement

For and on behalf of

PORTIGON AG SUCURSAL EN ESPAÑA

By:	BERTO NUVOLONI and RAUL CALVO

Print name:	BERTO NUVOLONI and RAUL CALVO

Signature page to the Ancillary Agreement

For and on behalf of

QP SFM CAPITAL HOLDINGS LIMITED

By:	THOMAS L. O’GRADY

Print name:	THOMAS L. O’GRADY

Signature page to the Ancillary Agreement

For and on behalf of the Administrative Agent on behalf of

SCOTIABANK EUROPE PLC

By:	R BRODY

Print name:	MRS R BRODY

Signature page to the Ancillary Agreement

For and on behalf of

SPECIAL SITUATIONS INVESTING GROUP, INC

By:	NANCY Y. KWOK

Print name:	NANCY Y. KWOK

Signature page to the Ancillary Agreement

For and on behalf of the Administrative Agent on behalf of STANDARD CHARTERED BANK

By:	R BRODY

Print name:	MRS R BRODY

Signature page to the Ancillary Agreement

For and on behalf of the Administrative Agent on behalf of STEELMILL MASTER FUND LP

By:	R BRODY

Print name:	MRS R BRODY

Signature page to the Ancillary Agreement

For and on behalf of the Administrative Agent on behalf of STICHTING PENSIOENFONDS ZORG EN WELZIJN

By:	R BRODY

Print name:	MRS R BRODY

Signature page to the Ancillary Agreement

For and on behalf of the Administrative Agent on behalf of THE BANK OF NOVA SCOTIA

By:	R BRODY

Print name:	MRS R BRODY

Signature page to the Ancillary Agreement

For and on behalf of the Administrative Agent on behalf of THE GOVERNOR AND COMPANY OF THE BANK OF IRELAND

By:	R BRODY

Print name:	MRS R BRODY

Signature page to the Ancillary Agreement

For and on behalf of the Administrative Agent on behalf of THE ROYAL BANK OF SCOTLAND NV

By:	R BRODY

Print name:	MRS R BRODY

Signature page to the Ancillary Agreement

For and on behalf of the Administrative Agent on behalf of THE ROYAL BANK OF SCOTLAND PLC

By:	R BRODY

Print name:	MRS R BRODY

Signature page to the Ancillary Agreement

For and on behalf of the Administrative Agent on behalf of THORNBURG INVESTMENT INCOME BUILDER FUND

By:	R BRODY

Print name:	MRS R BRODY

Signature page to the Ancillary Agreement

For and on behalf of the Administrative Agent on behalf of UBS AG, STAMFORD BRANCH

By:	R BRODY

Print name:	MRS R BRODY

Signature page to the Ancillary Agreement

For and on behalf of the Administrative Agent on behalf of

VIRTUS MULTI SECTOR FIXED INCOME FUND

By:	R BRODY

Print name:	MRS R BRODY

Signature page to the Ancillary Agreement

For and on behalf of the Administrative Agent on behalf of

VIRTUS MULTISECTOR FIXED INCOME SERIES

By:	R BRODY

Print name:	MRS R BRODY

Signature page to the Ancillary Agreement

For and on behalf of the Administrative Agent on behalf of

VIRTUS MULTI SECTOR SHORT TERM BOND FUND

By:	R BRODY

Print name:	MRS R BRODY

Signature page to the Ancillary Agreement

For and on behalf of the Administrative Agent on behalf of

VIRTUS SENIOR FLOATING RATE FUND

By:	R BRODY

Print name:	MRS R BRODY

Signature page to the Ancillary Agreement

For and on behalf of

WESTPAC EUROPE LIMITED

By:	ANDREW VINEY

Print name:	ANDREW VINEY

Signature page to the Ancillary Agreement

THE USPP NOTEHOLDERS

Signature page to the Ancillary Agreement

For and on behalf of

ALLSTATE LIFE INSURANCE COMPANY

By:	ORLANDO PURPURA and MARK W. (SAM) DAVIS

Print name:	ORLANDO PURPURA and MARK W. (SAM) DAVIS

Signature page to the Ancillary Agreement

For and on behalf of

CVI GVF (LUX) MASTER S.A.R.L.

By:	TIFFANY PARR

Print name:	TIFFANY PARR

Signature page to the Ancillary Agreement

For and on behalf of the Administrative Agent on behalf of

COMMINGLED PENSION TRUST FUND (DISTRESSED DEBT OPPORTUNITIES)

OF JPMORGAN CHASE BANK, N.A.

By:	R BRODY

Print name:	MRS R BRODY

Signature page to the Ancillary Agreement

For and on behalf of

HARTFORD LIFE AND ACCIDENT INSURANCE COMPANY

By:	KENNETH W. DAY

Print name:	KENNETH W. DAY

Signature page to the Ancillary Agreement

For and on behalf of

HARTFORD LIFE INSURANCE COMPANY

By:	KENNETH W. DAY

Print name:	KENNETH W. DAY

Signature page to the Ancillary Agreement

For and on behalf of the Administrative Agent on behalf of

INSIGHT LDI SOLUTIONS PLUS PLC, IN RESPECT OF THE INSIGHT LOAN FUND

By:	R BRODY

Print name:	MRS R BRODY

Signature page to the Ancillary Agreement

For and on behalf of the Administrative Agent on behalf of

JPMORGAN CORE PLUS BOND FUND
By:	R BRODY

Print name:	MRS R BRODY

Signature page to the Ancillary Agreement

For and on behalf of the Administrative Agent on behalf of

JPMORGAN DISTRESSED DEBT OPPORTUNITIES MASTER FUND, LTD.

By:	R BRODY

Print name:	MRS R BRODY

Signature page to the Ancillary Agreement

For and on behalf of the Administrative Agent on behalf of

JPMORGAN HIGH YIELD FUND

By:	R BRODY

Print name:	MRS R BRODY

Signature page to the Ancillary Agreement

For and on behalf of the Administrative Agent on behalf of

JPMORGAN STRATEGIC INCOME OPPORTUNITIES FUND

By:	R BRODY

Print name:	MRS R BRODY

Signature page to the Ancillary Agreement

For and on behalf of

NATIONAL BENEFIT LIFE INSURANCE COMPANY

By:	SAMUEL OTCHERE

Print name:	SAMUEL OTCHERE

Signature page to the Ancillary Agreement

For and on behalf of the Administrative Agent on behalf of

PACHOLDER HIGH YIELD FUND, INC.

By:	R BRODY

Print name:	MRS R BRODY

Signature page to the Ancillary Agreement

For and on behalf of

PHL VARIABLE INSURANCE COMPANY

By:	NELSON CORREA

Print name:	NELSON CORREA

Signature page to the Ancillary Agreement

For and on behalf of

PHOENIX LIFE INSURANCE COMPANY

By:	NELSON CORREA

Print name:	NELSON CORREA

Signature page to the Ancillary Agreement

For and on behalf of

PRIMERICA LIFE INSURANCE COMPANY

By:	SAMUEL OTCHERE

Print name:	SAMUEL OTCHERE

Signature page to the Ancillary Agreement

For and on behalf of

QP SFM CAPITAL HOLDING LIMITED

By:	THOMAS L. O’GRADY

Print name:	THOMAS L. O’GRADY

Signature page to the Ancillary Agreement

For and on behalf of

SWISS RE LIFE & HEALTH AMERICA INC.

By:	SAMUEL OTCHERE

Print name:	SAMUEL OTCHERE

Signature page to the Ancillary Agreement

For and on behalf of

WESTPORT INSURANCE CORPORATION

By:	SAMUEL OTCHERE

Print name:	SAMUEL OTCHERE

Signature page to the Ancillary Agreement